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                           SAFECO MANAGED BOND TRUST
                           SAFECO MONEY MARKET TRUST
                           SAFECO TAXABLE BOND TRUST
                          SAFECO TAX-EXEMPT BOND TRUST

          SUPPLEMENT TO THE TRUSTS' COMBINED NO-LOAD CLASS PROSPECTUS
                               DATED MAY 1, 2000
                       AS SUPPLEMENTED DECEMBER 11, 2000

                       SUPPLEMENT DATED FEBRUARY 27, 2001

The following information supplements disclosure as to the SAFECO Insured Municipal Bond Fund on pages 34-38 and 57 of the No-Load Class Prospectus:


     On February 8, 2001, the Board of Trustees of the SAFECO Tax-Exempt Bond
     Trust:

     . Approved a Plan of Reorganization and Termination under which, subject to shareholder approval, the SAFECO Insured Municipal Bond Fund (the "Fund") will be merged with and into the SAFECO Municipal Bond Fund, and

     .  Voted to close the Fund to all new investments on March 30, 2001.

     After March 30, 2001, shares of the Fund will no longer be offered for sale and investors may no longer purchase shares of the Fund, other than purchases through reinvested dividends and other distributions.